Saturna Investment Trust

Sextant Growth Fund
Sextant International Fund
Sextant Core Fund
Sextant Short-Term Bond Fund
Sextant Bond Income Fund
Sextant Global High Income Fund
(each, a "Fund" and together, the "Sextant Mutual Funds")

Supplement dated January 2, 2019 to the Prospectus and Summary Prospectuses for the Sextant Mutual Funds, each dated March 28, 2018.

The covers of the Sextant Mutual Funds Prospectus and each Fund's Summary Prospectus each dated March 28, 2018, are amended to include the following legend:

Beginning on January 29, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Sextant Mutual Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.saturna.com/reports), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800-SATURNA (800-728-8762) or by sending an e-mail request to Sextant Mutual Funds at info@saturna.com.

Beginning on January 2, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800-SATURNA (800-728-8762) or send an e-mail request to Sextant Mutual Funds at info@saturna.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Funds.

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This Supplement must be accompanied by or read in conjunction with the current Prospectus and Summary Prospectus, each dated March 28, 2018.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.